UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 17, 2007

Date of Report (Date of earliest event reported)

MILASTAR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-5105

DELAWARE (State or other jurisdiction of incorporation or organization)	13-2636669 (I.R.S. Employer Identification No.)

7317 West Lake Street, Minneapolis, MN 55426 (Address of principal executive offices)	(952) 929-4774 (Telephone number)

Not Applicable

Former name, former address and former fiscal year, if changed since last report.

MILASTAR CORPORATION AND SUBSIDIARIES

ITEM 8.01. OTHER EVENTS

On July 17, 2007, Milastar Corporation (the "Company") issued a press release announcing that the special meeting of stockholders held on July 16, 2007 was adjourned to Monday, July 30, 2007 at 8:00 a.m., local time, at Milastar's offices located at 7317 West Lake Street, Minneapolis, Minnesota 55426. The special meeting was adjourned in order to permit the solicitation of additional votes and to provide stockholders with additional time to consider the amended merger agreement. The polls will remain open during the adjournment, and the record date for stockholders entitled to vote at the special meeting remains May 25, 2007. A copy of the press release issued by Milastar is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.
Number	Exhibit
99.1	Milastar Corporation Press Release, dated July 17, 2007.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.
MILASTAR CORPORATION
/s/ DENNIS J. STEVERMER
Dennis J. Stevermer
Chief Executive Officer
Dated: July 17, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Milastar Corporation Press Release, dated July 17, 2007.